GABELLI EQUITY SERIES FUNDS, INC.
             THE GABELLI WOODLAND SMALL CAP VALUE FUND (THE "FUND")

                      SUPPLEMENT DATED SEPTEMBER 1, 2006 TO
                       PROSPECTUSES DATED JANUARY 30, 2006



Effective September 1, 2006,  the  third  sentence  of   the   section  entitled
"Principal Investment  Strategies"  is revised  to read as  follows:

         "The Fund's Adviser currently characterizes small capitalization companies for this Fund as those with a total market value at the time of investment not greater than that of the largest company in the Russell 2000(R) Index or $3.0 billion, whichever is greater."